March 8, 2012

# Citi Financial Services Conference

**Peter S. Kraus**
Chairman & Chief Executive Officer

**Sharon E. Fay**
Head of Equities and Chief Investment Officer - Global Value

AllianceBernstein

**Peter S. Kraus**

Chairman & Chief Executive Officer

# Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2011. Any or all of the forward-looking statements made in this news release, Form 10-K, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects. ***The information herein is not to be regarded as sales and marketing literature for any AllianceBernstein investment product or as a recommendation or an offer or solicitation.***

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***Our confidence that, despite the many challenges our firm experienced during 2011, the actions we are taking will position our firm for improved financial results over the long term:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our intention to continue to engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit.

# AllianceBernstein: Diversified and Global

Assets Under Management: $421 Billion*


By Strategy
Alternatives
3%
Asset
Allocation
10%
Equities
ex-Large
Cap**
13%
52%
22%
Large
Cap
Equities
Fixed
Income


By Channel
Private
Client
17%
Retail
28%
55%
Institutions


By Client Domicile
Non-US
34%
66%
US

*Preliminary as of January 31, 2012. Asset breakout by strategy, channel, and client domicile are as of December 31, 2011.
**Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index

# Sanford C. Bernstein – Industry-Leading Sell-Side Research

## Growing Global Footprint



Stockholm
San Francisco
London
Zurich
Los Angeles
New York
Hong Kong
Singapore

- ~400 Employees in 8 offices in the US, Europe and Asia
- 62 Fundamental & Quantitative Senior Research Analysts Worldwide
- Growth driven by expansion of geographic footprint, trading capabilities and research product suite

## Progress with Key Initiatives – 2011

### United States

- Market share gains in an environment under pressure
- Top 10 ranked again in annual *Institutional Investor* All-America survey – Analysts voted #1 in nine different sectors
- Five new analysts launched coverage in 2011
  - Internet, Software, P&C Insurance, Transportation and Oil E&P

### Europe

- Another outstanding *Institutional Investor* showing
  - Six teams ranked #1 in seven sectors
- Record attendance at Europe's 8th annual conference
- Record electronic trading results
- Growth in revenues and market share

### Asia

- Completed sales and trading build-out
- Became full member of Hong Kong Stock Exchange
- Met local staffing goal for 2011
- Expect critical mass of publishing analysts by end-2012

# Evolution of Our Business

**Dec 08: $221B**
**49% of Firm Total**

## AUM
**($ in Billions)**

**Dec 11: $317B**
**78% of Firm Total**



Fixed Income
$157
$40
Equities ex-Large Cap*
$19
Asset Allocation
$5 Alternatives

**Large Cap Equities: $228B**

**44% Growth**



Fixed Income
$210
$55
Equities ex-Large Cap*
$40
Asset Allocation
$12 Alternatives

**Large Cap Equities: $89B**

**Dec 08: $703M**
**36% of Firm Total**

## AFB
**($ in Millions)**

**Dec 11: $1.1B**
**63% of Firm Total**



Fixed Income
$411
$163
Equities ex-Large Cap*
$97
Asset Allocation
$32 Alternatives

**Large Cap Equities: $1.2B**

**51% Growth**



Fixed Income
$660
$183
Equities ex-Large Cap*
$183
Asset Allocation
$34 Alternatives

**Large Cap Equities: $625M**

*Includes Small/Mid/SMID Cap, Emerging Markets, Thematic, REITS and Index.

# Progress on Our Strategy in 2011

| Firmwide Initiative | Progress |
|---|---|
| **Improve investment performance and restore client confidence** | ■ Three-year run of outperformance in Global Fixed Income – top quartile rankings in US Core, Emerging Markets Debt, US and Global High Yield<br>■ Equities: strength in US Small/SMID-Cap Growth and shorter time horizon strategies like US and Global Market Neutral, Low Volatility, Equity Income and Select Equity |
| **Diversify our business across channels, investment services and geographies** | ■ Grew our European distribution platform: new products and people<br>■ Continued sales momentum in Fixed Income, particularly in non-US regions<br>■ Met annual goals for European and Asian sell-side build-out |
| **Develop innovative new products and services to meet client's evolving needs** | ■ Continued momentum with CRS: double-digit annual organic growth rate<br>■ Success with DAA in mitigating volatility without sacrificing returns<br>■ Innovative product launches: Alternative Investment Strategies (AIS), International SMID, European Flexible, Dynamic Diversified, Renminbi Income, EMMA and Global Interest Rate Long/Short |
| **Achieve greater operating leverage and better financial results** | ■ Outsourced operations servicing to State Street to shift to variable cost base<br>■ Accelerated legacy deferred-comp expense to better align comp and revenues<br>■ Consolidated space in both New York metro and London offices |

# Continuing Our Strategy in 2012

| Firmwide Initiative | Progress |
|---|---|
| **Improve investment performance and restore client confidence** | ■ Actions taken to maintain our strong commitment to long-standing services while evolving to meet client needs<br>• Leverage both core strengths and new talent to enhance our client offerings<br>■ Continue outperformance in Fixed Income and further extend global presence<br>• Just named Best Large Bond Group in Germany, Spain and Switzerland[1] |
| **Diversify our business across channels, investment services and geographies** | ■ Actions taken to focus global client services resources to maximize our sales and marketing efforts<br>■ Build on our success with new product offerings in US and abroad<br>■ Continue to expand our sell-side business in Europe and Asia |
| **Develop innovative new products and services to meet client's evolving needs** | ■ Ensure our Private Client advice model is aligned with evolving client needs<br>• Reinforce our role as a trusted advisor to clients in challenging times<br>■ Build on our momentum with Customized Retirement Strategies and Secure Retirement Strategies<br>• We recently partnered with our first SRS client – an important milestone |
| **Achieve greater operating leverage and better financial results** | ■ Further reduce real estate expense<br>■ Tackle expense savings in T&E, consultants and fees<br>■ Continue to manage costs and staff in line with AUM and revenue trends |

(1) Lipper Fund Awards 2012

**Sharon E. Fay**

Head of Equities and Chief Investment Officer - Global Value

# Positioning Our Equity Practice

- **What happened?**
- What have we learned?
- What are we doing?

# Growth and Value Stocks Simultaneously Collapsed

## Global Fundamental Factor Return Spreads
Annualized


2008–2011
Long-Term Average*
Value Stocks**
Low Price to Book, Price to Earnings
(4.3)%
8.0%
Growth Stocks†
Earnings Revisions, Momentum
(3.9)%
7.0%

As of December 31, 2011
*Long-term average from 1973 to 2011. Uses hedged, annualized, one-month returns in USD based on the Bernstein global large-cap universe of stocks, measuring the differences between the highest and lowest quintiles of the factors shown.
**Forward price-to-earnings data start from 1976.
†I/B/E/S five-year earnings growth data start from 1976. Earnings revisions data start from 1976.
Source: MSCI, Thomson I/B/E/S and AllianceBernstein

# Growth and Value Stocks Simultaneously Collapsed, cont'd.



Global Fundamental Factor Return Spreads
Rolling Three-Year Periods
Percent
20
10
0
(10)
73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09 11
Oil Shock
Surging Inflation
Banking Crisis
Tech Bubble
Enron
Credit Crunch

Through December 31, 2011
A broad universe of global developed-market stocks was ranked separately on the basis of four key fundamental factors (price to book value, price to forward earnings, earnings revisions and share-price momentum) and divided into quintiles. The returns for the least attractive quintiles were subtracted from the returns of the most attractive quintiles. The quarterly return difference for each factor was equal-weighted before we calculated rolling three-year return spreads.
Source: AllianceBernstein

# A Difficult Environment for Active Managers

## Percentage of Active Managers That Have Outperformed Benchmarks



Global Active Managers
52.0%
39.1%
2000–2011 Average
2011
US Active Managers
48.9%
15.8%
2000–2011 Average
2011

As of December 31, 2011
Global Active Managers based on a Lipper universe of 274 active managers in global core, growth and value equities; US Active Managers based on Lipper universe of 2,154 active managers in large cap core, growth and value equities.
Source: Lipper and AllianceBernstein

# Our Traditional Large-Cap Equities Services Have Underperformed

## Relative Returns of Select Services



Inception through 12/31/07
Inception through 12/31/11
6.1%
3.3%
3.2%
2.4%
3.8%
0.9%
5.5%
1.8%
2.1%
1.3%
Global Research Growth
US Large Cap Growth*
Global Value
International Value
US Strategic Value

Inception Dates: Global Research Growth - 12/31/91; US Large Cap Growth - 12/31/77; Global Value - 9/30/95; International Value - 9/30/99; US Strategic Value - 12/31/73.
Benchmarks: Global Research Growth and Global Value - MSCI World Index - US Large Cap Growth - Russell 1000 Growth - International Value - MSCI EAFE - US Strategic Value – Russell 1000 Value
*As of 2/1/80 – date of inception for Russell 1000 Growth
Annualized, gross of fees

# Evolving Market Dynamics: Reaction and Response

| Markets | Client Reaction | Our Response |
|---|---|---|
| Volatility<br>• Earnings<br>• Stock Prices<br>• Macroeconomics | Flight to safety | Protect them, maintain returns |
| | Intolerance for instability | Focus on long term |
| | Fear of equities | Mitigate damage |
| Lack of Visibility | | |
| Fear of Catastrophe | | |

# Positioning Our Equity Practice

- What happened?
- **What have we learned?**
- What are we doing?

# What Have We Learned?

- Traditional Growth and Value strategies are challenged in volatile markets
- We can deliver strategies that cope better with extreme turbulence
- To take a more focused and strategic approach to managing our business
  - Focus our efforts on fewer services that have broader appeal and where we have competitive advantage
  - Invest in new services that diversify our business beyond Value and Growth styles
  - Align resources with client needs and assets

# Positioning Our Equity Practice

- What happened?
- What have we learned?
- **What are we doing?**

# Our Equity Practice: Actions We're Taking

## Value

### Bolster Efforts on Key Strategies

- Simplify product lineup
- Further align senior talent with key strategies
- Strengthen Global/Int'l Value portfolio management team

## Growth

### Reduce Overlap and Leverage Expertise

- Simplify product lineup
- Reduce overlap and leverage expertise
  - Focus on single team of US Large Cap portfolios
  - Consolidate International Large Cap and Emerging Markets teams
- Continue to globalize research coverage to better leverage talent

## Specialty Equities

### Diversify Equity Lineup

- Evolve capabilities to meet client needs
  - Thematic
  - Market Neutral
  - Low Volatility
  - Select US Equity
  - Multi-asset services
- Continue to evaluate opportunities to add complementary expertise

# Aligning Our Staff and Assets

**AllianceBernstein Equities***
AUM by Investment Discipline
Total = US$125 Billion



Specialty Equities → *20 people*
$5B
*Team reduced from 75 to 67 people* ← Value
$81B
Growth → *Team reduced from 62 to 39 people*
$39B

*Assets Under Management (AUM) stated in USD and are as of December 31, 2011; includes active equity portion in our multi-asset services. Investment team sizes include portfolio managers and analysts
Source: AllianceBernstein

# Meeting Client Needs Across the Risk/Return Spectrum

| Return Focus | | Risk Focus |
|---|---|---|
| **Search for return, with a willingness to take risk** | **Search for smoother returns, with emphasis on stable businesses/cash flows** | **Search for reduction of risk that does not lessen return** |
| **Deep Value**<br>Low price/book<br>Low price/cash earnings | **Equity Income**<br>Emphasis on dividend payout with valuation support | **Low Volatility**<br>Exploit mispricing of stocks that have lower volatility characteristics |
| **Growth**<br>High return on invested capital<br>Better-than-expected earnings growth | **Growth & Income**<br>Seek attractive ROIC/earnings growth, with emphasis on high free cash flow and balance-sheet transparency | **Market Neutral**<br>Exploit a diverse set of security mispricings while neutralizing market-related risk factors |
| **Thematic**<br>Early identification of disruptive or secular change | | **Select US Equity**<br>Flexible, style-agnostic approach that combines stock-picking with macro insights |

*LONG* ← *Investment Time Horizon* → *SHORT*

Source: AllianceBernstein

# Range of Equities Delivers Different Return Patterns

## Relative Returns - 2011



Return Focus
Risk Focus
(9.6)%
(7.1)%
(5.8)%
(4.7)%
(4.1)%
(1.5)%
8.4%
2.7%
3.2%
3.3%
6.5%
9.1%
Global Value
US Strategic Value
Int'l Value
Global Research Growth
US Large Cap Growth
US Small Cap Value
US Small Cap Growth
US Equity Income
Select US Equity
Global Market Neutral
US Relative Value
US Market Neutral

As of December 31, 2011. Gross of fees.

Benchmarks: Global Value and Global Research Growth - MSCI World; US Strategic Value and US Relative Value - Russell 1000 Value; International Value - MSCI EAFE; US Large Cap Growth - Russell 1000 Growth; US Small Cap Value - Russell 2000 Value; US Small Cap Growth - Russell 2000 Growth; US Equity Income and Select US Equity - S&P 500; Global Market Neutral and US Market Neutral - BofA Merrill Lynch US Treasuries (3M)

Source: Bank of America Merrill Lynch, MSCI, S&P, Russell Investment Group and AllianceBernstein

# Range of Equities Delivers Different Return Patterns

## Relative Returns – 2012 Year-to-Date



Return Focus
Risk Focus
2.1%
2.3%
2.3%
2.4%
2.4%
2.5%
2.7%
(1.0)%
(0.8)%
0.5%
0.6%
2.4%
US Large Cap Growth
Global Value
Int'l Value
US Strategic Value
US Small Cap Value
Global Research Growth
US Small Cap Growth
Select US Equity
US Equity Income
US Market Neutral
Global Market Neutral
US Relative Value

As of February 29, 2012. Performance is preliminary, annualized and gross of fees.
Benchmarks: Global Value and Global Research Growth - MSCI World; US Strategic Value and US Relative Value - Russell 1000 Value; International Value - MSCI EAFE; US Large Cap Growth - Russell 1000 Growth; US Small Cap Value - Russell 2000 Value; US Small Cap Growth - Russell 2000 Growth; US Equity Income and Select US Equity - S&P 500; Global Market Neutral and US Market Neutral - BofA Merrill Lynch US Treasuries (3M)
Source: Bank of America Merrill Lynch, MSCI, S&P, Russell Investment Group and AllianceBernstein

# Looking Ahead: Where Do We Want to Be?

- Performance premiums restored
- Substantial commitment to global research
- Industry-leading, focused portfolio-management teams
- Clear accountability; incentives aligned with client success
- The ability to innovate to meet client needs
- A culture defined by an unrelenting, passionate focus on delivering better client outcomes

# Q & A

AllianceBernstein